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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) September 28, 1998





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000
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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits relate to the Registrant's Registration No. 333-62875 on Form S-3 with respect to which the Registrant commenced an offering on September 28, 1998 of $500,000,000 principal amount of Puttable Reset Securities PURS(SM) due April 5, 2009:

     4.1 -    Specimen Form of Note


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES FIRST CAPITAL CORPORATION


                                     By: /s/ Marvin T. Runyon, III
                                         -------------------------
                                         Senior Vice President



Date: October 1, 1998
                             INDEX TO EXHIBITS



Exhibit
Number

4.1    -    Specimen Form of Note



/TEXT
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